UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2025

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
On January 9, 2025, Compass Group Diversified Holdings LLC (the “Company”), sponsor of Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us,” “we” or “our”), entered into a First Incremental Facility Amendment (the “Amendment”) to its existing Credit Agreement (as defined below). The Amendment was by and among the Company, the lenders party thereto (the “Lenders”), and Bank of America, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Terms not defined in this Item 1.01 shall have the meanings ascribed to them in the Credit Agreement.
The Amendment modifies the Company’s Third Amended and Restated Credit Agreement, dated as of July 12, 2022, as amended, among the Company, the Lenders, the Administrative Agent and [the other financial institutions party thereto] (the “Credit Agreement”), to provide for (a) an additional advance of the term loan in the aggregate amount of $200 million (the “Incremental Term Loan”) on the date of the Amendment, and (b) delayed draw term loan commitments in the aggregate amount of $100 million (the “Incremental Delayed Draw Term Loan Commitments,” and the loan drawn thereunder is referred to herein as the “Incremental Delayed Draw Term Loan”), which may be reduced or terminated by the Company upon five business days’ notice and pursuant to which the Company may make no more than two draws by July 9, 2025. The proceeds from the Incremental Term Loan and the Incremental Delayed Draw Term Loan will be used for new acquisitions, working capital, capital expenditures and other general corporate purposes.
The Incremental Term Loan, along with the existing term loan under the Credit Agreement, will require quarterly repayments of principal amount ranging from $3.75 million to $11.25 million, commencing March 31, 2025, with a final payment of principal and interest due on July 12, 2027.
The Company will pay to the Administrative Agent, for the account of each Lender in accordance with its applicable percentage of the Incremental Delayed Draw Term Loan Commitments, a commitment fee equal to the product of (i) a rate ranging from 0.25% to 0.45% per annum, based on the Consolidated Total Leverage Ratio, times (ii) the actual daily amount by which the Incremental Delayed Draw Term Loan Commitments exceed the Incremental Delayed Draw Term Loan. Such commitment fee only accrues during the period when the Incremental Delayed Draw Term Loan Commitments are available (the “Availability Period”), which is the period from January 9, 2025 to the earlier of (a) July 9, 2025 and (b) the date on which the Incremental Delayed Draw Term Loan Commitments have been terminated.
Commencing on the first quarter ending after the earlier of (i) the date Incremental Delayed Draw Term Loan is fully drawn and (ii) the end of the Availability Period, the Company will be required to make quarterly repayments of principal amount ranging from 0.625% to 1.875% of the drawn Incremental Delayed Draw Term Loan (which amounts will be reduced by certain prepayment, if any), unless such loan is accelerated sooner.
The Amendment contains customary representations and warranties. All other material terms and conditions of the Credit Agreement were unchanged.
A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Section 2 Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet
Arrangement of a Registrant
The information set forth in Item 1.01 above with respect to the Amendment is incorporated herein in its entirety.

Section 7 Regulation FD
Item 7.01 Regulation FD Disclosure
On January 10, 2025, CODI issued a press release announcing the entry into the Amendment. A copy of the press release is attached as Exhibit 99.1 hereto.
The foregoing description of the press release is qualified in its entirety by reference to the complete text of the press release furnished as Exhibit 99.1 hereto, which is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the

Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description

10.1	First Incremental Facility Amendment, dated January 9, 2025, by and among Compass Diversified Holdings LLC, Bank of America, N.A., and the lenders party thereto.

99.1	Press Release of CODI dated January 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2025	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2025	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer